CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : March 1998
Beginning of the Month Principal Receivables :                                                                     10,190,140,618.41
                                                                                                                 -------------------
Beginning of the Month Finance Charge Receivables :                                                                   311,345,056.16
                                                                                                                 -------------------
Beginning of the Month Discounted Receivables :                                                                                 0.00
                                                                                                                 -------------------
Beginning of the Month Total Receivables :                                                                         10,501,485,674.57
                                                                                                                 -------------------

Removed Principal Receivables :                                                                                                 0.00
                                                                                                                 -------------------
Removed Finance Charge Receivables :                                                                                            0.00
                                                                                                                 -------------------
Removed Total Receivables :                                                                                                     0.00
                                                                                                                 -------------------

Additional Principal Receivables :                                                                                    548,963,043.98
                                                                                                                 -------------------
Additional Finance Charge Receivables :                                                                                 2,422,965.58
                                                                                                                 -------------------
Additional Total Receivables :                                                                                        551,386,009.56
                                                                                                                 -------------------

Discounted Receivables Generated this Period                                                                                    0.00
                                                                                                                 -------------------

End of the Month Principal Receivables :                                                                            9,652,672,427.96
                                                                                                                 -------------------
End of the Month Finance Charge Receivables :                                                                         301,140,834.36
                                                                                                                 -------------------
End of the Month Discounted Receivables :                                                                                       0.00
                                                                                                                 -------------------
End of the Month Total Receivables :                                                                                9,953,813,262.32
                                                                                                                 -------------------

Excess Funding Account Balance                                                                                                  0.00
                                                                                                                 -------------------
Adjusted Invested Amount of all Master Trust Series                                                                 8,914,578,417.21
                                                                                                                 -------------------

End of the Month Seller Percentage                                                                                             7.65%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : March 1998                                                                      ACCOUNTS            RECEIVABLES
                                                                                              -------------      -------------------

End of the Month Delinquencies :

   30 - 59 Days Delinquent                                                                          124,058           212,475,484.69
                                                                                              -------------      -------------------
   60 - 89 Days Delinquent                                                                           74,762           136,894,694.78
                                                                                              -------------      -------------------
   90 + Days Delinquent                                                                             169,338           288,679,301.35
                                                                                              -------------      -------------------

   Total 30 + Days Delinquent                                                                       368,158           638,049,480.82
                                                                                              -------------      -------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                                  6.41%
                                                                                                                 -------------------

Defaulted Accounts During the Month                                                                  47,914            68,464,989.93
                                                                                              -------------      -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                           8.06%
                                                                                                                 -------------------

Total Collections and Gross Payment Rate                                                 1,208,044,243.77                     11.50%
                                                                                 ------------------------     ----------------------

Collections of Principal Receivables and Principal Payment Rate                          1,019,505,446.26                     10.00%
                                                                                 ------------------------     ----------------------

   Prior Month Billed Finance Charge and Fees                                              164,427,426.42
                                                                                 ------------------------
   Amortized AMF Income                                                                      9,118,573.91
                                                                                 ------------------------
   Interchange Collected                                                                     6,081,686.21
                                                                                 ------------------------
   Recoveries of Charged Off Accounts                                                       10,354,674.32
                                                                                 ------------------------
   Collections of Discounted Receivables                                                             0.00
                                                                                 ------------------------

Collections of Finance Charge Receivables and Annualized Yield                             189,982,360.86                     22.37%
                                                                                 ------------------------     ----------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : March 1998

Beginning Unamortized AMF Balance                                                                                      42,469,781.57
                                                                                                              ----------------------
   + AMF Slug for Added Accounts                                                               149,726.71
                                                                                 ------------------------
   + AMF Collections                                                                         7,675,010.56
                                                                                 ------------------------
   - Amortized AMF Income                                                                    9,118,573.91
                                                                                 ------------------------
Ending Unamortized AMF Balance                                                                                         41,175,944.93
                                                                                                              ----------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : March 1998

Gross Principal Payment Rate                                                                       10.00%
                                                                                 ------------------------

May 17, 1994   3% Discount of Addition                                                                                 50,184,973.92
                                                                                                              ----------------------
   Total Discounted Receivables Collections as of Beginning of Month                        50,184,973.92
                                                                                 ------------------------
   Collections of Discounted Receivables Current Month                                               0.00
                                                                                 ------------------------
Discounted Receivables to be Collected                                                                                          0.00
                                                                                                              ----------------------


                                        /s/ Douglas C.H. Adamson
                                        -----------------------------
                                        Douglas C.H. Adamson
                                        Securitization Manager




                                                                    Page 8 of 35